UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): March 22, 2001


                              FORELAND CORPORATION
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                      0-14096                   87-0422812
-------------------------------  ------------------------    ------------------
(State  or  other   jurisdiction  of  (Commission  File  Number)  (IRS  Employer incorporation or organization) Identification No.)

         2561 South 1560 West, Suite 200
                Woods Cross, Utah                                   84098
      ------------------------------------------                 -------------
       (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, including Area Code: (801) 298-9866

                                       N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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        On March 22, 2001, the Board of Directors of Foreland  Corporation  (the
"Company") determined not to engage Hein + Associates, Denver, Colorado ("Hein") as the Company's principal accountant to audit and report on the Company's financial statements for the year ended December 31, 2000.

         The report of Hein on the Company's financial statements consisting of consolidated balance sheets as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report of Hein on such financial statements did contain a modification as to the ability of the Company to continue as a going concern.

         In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the dismissal of Hein, there were no disagreements with Hein or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 1999 financial statements, Hein noted no matters involving the internal control structure and its operations that they considered to be material weaknesses.

         The Company has provided Hein, its former accountant, with a copy of the foregoing disclosure. The Company has requested the former accountant to provide a letter stating whether it agrees with the above statements made by the Company and it is filed as an exhibit to this report.

         On March 26, 2001, the Board of Directors of the Company approved the engagement of HJ & Associates, LLC, Salt Lake City, Utah, as an independent accountant and auditor to report on the Company's financial statements for the year ended December 31, 2000.

         No consultations occurred between the Company and HJ & Associates, LLC during the two most recent fiscal years and any subsequent interim period prior to HJ & Associates, LLC's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

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

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                               ITEM 7. EXHIBITS
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Exhibits:

              SEC
  Exhibit  Reference
  Number    Number                 Title of Document                 Location
---------  ---------     ------------------------------------------  -----------
     1        16         Letter from Hein + Associates to the        This Filing
                         Securities Exchange Commission regarding change in certifying accountant.



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                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               Foreland Corporation
                                               Registrant

Dated:  March 27, 2001                         By  /s/ Bruce C. Decker
                                                   ---------------------------
                                                   Bruce C. Decker, President



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